bo R

BANK OF TEXAS, N.A.
5 Houston Center
1401 McKinney, Suite 1650
Houston, Texas 77010

January 9, 2009

TANDEM ENERGY CORPORATION
PER GULF COAST, INC.
Attention: Michael G. Cunningham, Senior Vice President
200 N. Loraine, Suite 500
Midland, Texas 79701

Re: First Amendment to Loan Agreement

Ladies and Gentlemen:

This letter (this "Amendment") amends the Loan Agreement (the "Loan Agreement") dated March 14, 2008, among TANDEM ENERGY CORPORATION, a Delaware corporation, and PER GULF COAST, INC., a Delaware corporation (collectively "Borrowers"); BANK OF TEXAS, N.A., as administrative agent ("Agent"); and BANK OF TEXAS, N.A. ("Bank of Texas"), and all banks and financial institutions now or hereafter a party to this Loan Agreement (collectively "Banks"). Capitalized terms below have the meanings assigned in the Loan Agreement.

1. Borrowing Base. Effective as of the date of this Amendment, Agent and Banks have reaffirmed the Borrowing Base at $35,000,000.00, and the MCR at $0 per month, until reset by Agent and Banks in connection with the next redetermination of the Borrowing Base. Banks shall share ratably in the principal advanced to Borrowers on the Revolving Notes and the payments of principal and interest received from Borrowers on the Revolving Notes, according to the Percentage Share shown in Schedule 1 attached to this Amendment. The next scheduled redetermination of the Borrowing Base will be on or around May 1, 2009.

2. Interest Rate. Subsection (d) of Section 1 of the Loan Agreement is hereby amended to read as follows:

"(d) All amounts owed on the Revolving Notes shall bear interest from the date advanced until paid or until default or maturity at the rates per annum elected by Borrowers from the following options under the terms of the Revolving Notes: (i) the Prime Rate, or (ii) the sum of the LIBOR Rate *plus* the LIBOR Spread; provided, however, that the interest rate on the Revolving Note shall never fall below a floor rate of four percent (4.0%) per annum. The LIBOR Spread will vary based on the Borrowing Base Utilization as in effect from time to time, with each change in the applicable rate resulting from a change in the Borrowing Base Utilization to take effect on the day such change in the Borrowing Base Utilization occurs. "Borrowing Base Utilization" is defined as an amount expressed as a percentage, equal to the quotient of (i) the sum of (A) the aggregate principal amount of the Revolving Loans outstanding, plus (B) the aggregate undrawn amount of all outstanding Letters of Credit, divided by (ii) the Borrowing Base. Based on the Borrowing Base Utilization, the LIBOR Spread will vary as set forth below:

Borrowing Base Utilization	LIBOR Spread
Greater than 90%	2.75%
Less than or equal to 90%, but greater than 66%	2.50%
Less than or equal to 66%, but greater than 33%	2.25%
Less than or equal to 33%	2.00%

The "Prime Rate" shall be equal to the BOKF National Prime Rate, which is defined as the rate of interest set by BOK FINANCIAL CORPORATION, in its sole discretion, on a daily basis, as published by BOK Financial Corporation from time to time; and the "LIBOR Rate" means the rate of interest per annum at which deposits in U.S. dollars are offered by the major London clearing banks, as quoted by the British Banker's Association and reported by Bloomberg Professional Service on page BBAM (or such other similar news reporting service as Agent may subscribe to at the time such LIBOR Rate is determined), in the London interbank offered rate market for a period of time equal or comparable to a one, two, or three month interest period, as elected by Borrowers, and in an amount equal to or comparable to the principal amount of the LIBOR Balance (as defined in the Revolving Note) to which such interest period relates; provided, however, that only four (4) interest period options shall be in effect at any one time and the selection of the

LIBOR Rate for a particular interest period shall be for no less than $1,000,000.00 of unpaid principal and in even multiples of $100,000.00 in principal."

3. Letter of Credit Fees. The pricing grid in the seventh sentence of Subparagraph (i) of Subsection (i) of Section 1 of the Loan Agreement is hereby amended to read as follows:

Borrowing Base Utilization	Letter of Credit Fee Rate
Greater than 90%	2.75%
Less than or equal to 90%, but greater than 66%	2.50%
Less than or equal to 66%, but greater than 33%	2.25%
Less than or equal to 33%	2.00%

4. Reporting Requirements. (a) Subsection (c) of Section 9 of the Loan Agreement is hereby amended to read as follows:

"(c) With the quarterly and annual financial statements required under the Loan Agreement, a quarterly compliance certificate in the form of Exhibit B attached to this Amendment, signed by an authorized officer of Borrowers, and certifying compliance with the financial covenants and other matters in the Loan Agreement;"

(b) Subsection (f) of Section 9 of the Loan Agreement is hereby amended to read as follows:

"(f) Within thirty (30) days after the end of each month, a hedging report setting forth as of the last business day of such prior month end, a summary of Borrowers' existing hedging positions under all Hedge Transactions (including physical and financial hedges, forward agreements or contracts of sale which provide for prepayment for deferred shipment or delivery of oil, gas, and other commodities) of Borrowers, including the counterparties, type, term, effective date, termination date, and notional volumes and prices for such volumes, the hedged prices, interest rates, or exchange rates, as applicable, and any new credit support agreements relating thereto not previously disclosed to Agent;

5. Conditions Precedent. The obligation of Agent and Banks to enter into this Amendment is subject to Borrowers' satisfaction, in Agent's sole discretion, of the following conditions precedent:

(a) Borrowers shall be in compliance in all material respects with the conditions set forth in Subsection (a) of Section 5 of the Loan Agreement as of the date of this Amendment, and all representations and warranties set forth in Section 6 of the Loan Agreement must be true in all material respects as of the date of this Amendment.

(b) the negotiation, execution, and delivery of Loan Documents in Proper Form, including, but not limited to, this Amendment.

(c) there shall not have occurred a material adverse change in the business, assets, liabilities (actual and contingent), operations, or financial condition of Borrowers or in the facts and information regarding such entity as represented to date.

6. Confirmations. (a) As security for the Notes, Borrowers previously executed the Security Documents. Borrowers ratify and confirm the Security Documents, acknowledge that they are valid, subsisting, and binding, and agree that the Security Documents secure payment of the Notes (including the Revolving Note) and the Loans (including the Revolving Loan).

(b) In connection with the Notes, Borrowers and Parent executed the Subordination Agreement. Borrowers ratify and confirm the Subordination Agreement and acknowledge it is valid, subsisting, and binding upon them.

(c) Borrowers hereby represent to Agent and Banks that all representations and warranties set forth in Section 6 of the Loan Agreement are true and correct as of the date of execution of this Amendment; and that Borrowers are in compliance as of the date of execution of this Amendment with all covenants set forth in Section 7 of the Loan Agreement, all financial covenants set forth in Section 8 of the Loan Agreement, and all reporting requirements set forth in Section 9 of the Loan Agreement.

7. Validity and Defaults. The Loan Agreement, as amended, remains in full force and effect. Borrowers acknowledge that the Loan Agreement, the Notes, the Security Documents, and the other Loan Documents are valid, subsisting, and binding upon Borrowers; no uncured breaches or defaults exist under the Loan Agreement, as amended; and no event has occurred or circumstance exists which, with the passing of time or giving of notice, will constitute a default or breach under the Loan Agreement, as amended. Borrowers ratify the Loan Agreement, as amended.

8. Fax Provision. This Amendment and the related Loan Documents may be executed in counterparts, and Agent is authorized to attach the signature pages from the counterparts to copies for Agent, Banks, and Borrowers and filing counterparts. At Agent's option, this Amendment and the related Loan Documents may also be executed by Borrowers in remote locations with signature pages faxed to Agent. Borrowers agree that the faxed signatures are binding upon Borrowers, and Borrowers further agree to promptly deliver the original signatures for this Amendment and the related Loan Documents by overnight mail or expedited delivery. It will be an Event of Default if Borrowers fail to promptly deliver all required original signatures.

9. Captions. Captions are for convenience only and should not be used in interpreting this Amendment.

10. Final Agreement. (a) In connection with the Loans, Borrowers, Agent, and Banks have executed and delivered this Amendment, the Loan Agreement, and the Loan Documents (collectively the "Written Loan Agreement").

(b) It is the intention of Borrowers, Agent, and Banks that this paragraph be incorporated by reference into each of the Loan Documents. Borrowers, Agent, and Banks each warrant and represent that their entire agreement with respect to the Loans is contained within the Written Loan Agreement, and that no agreements or promises have been made by, or exist by or among, Borrowers, Agent, and Banks that are not reflected in the Written Loan Agreement.

(c) THE LOAN AGREEMENT, AS AMENDED, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN AGREEMENTS BETWEEN THE PARTIES.

If the foregoing correctly sets forth your understanding of our agreement, please sign and return one copy of this letter.

Yours very truly,

AGENT: BANK OF TEXAS, N.A.

By: Trudy W. Nelson
Trudy W. Nelson,
Senior Vice President

Accepted and agreed to
this ____ day of January, 2009:

BORROWERS:

TANDEM ENERGY CORPORATION

By:______________________________
Michael G. Cunningham,
Senior Vice President

PER GULF COAST, INC.

By:______________________________
Michael G. Cunningham,
Senior Vice President

(c) THE LOAN AGREEMENT, AS AMENDED, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN AGREEMENTS BETWEEN THE PARTIES.

If the foregoing correctly sets forth your understanding of our agreement, please sign and return one copy of this letter.

Yours very truly,

AGENT: BANK OF TEXAS, N.A.

By:________________________
Trudy W. Nelson,
Senior Vice President

Accepted and agreed to
this 16 day of January, 2009:

BORROWERS:

TANDEM ENERGY CORPORATION

By: [signature]
Michael G. Cunningham,
Senior Vice President

PER GULF COAST, INC.

By: [signature]
Michael G. Cunningham,
Senior Vice President

BANKS:

BANK OF TEXAS, N.A.

By: ______________________________
Trudy W. Nelson,
Senior Vice-President

Exhibits and Schedules:
Schedule 1 - Banks and Percentage Share
Exhibit B - Compliance Certificate

243090.2 [January 8, 2009]

Schedule 1
to First Amendment to Loan Agreement

Banks and Percentage Share

Banks	Commitment Amount	Commitment Percentage	Face Amount of Note
Bank of Texas, N.A.	$35,000,000.00	100.00000%	$100,000,000.00
Totals:	$35,000,000.00	100.00000%	$100,000,000.00

Banks	Lending Office	Address for Notice
Bank of Texas, N.A.	Bank of Texas, N.A. Attention: Trudy W. Nelson, Senior Vice President 5 Houston Center 1401 McKinney, Suite 1650 Houston, Texas 77010 Fax Number (713) 289-5825	Bank of Texas, N.A. Attention: Trudy W. Nelson, Senior Vice President 5 Houston Center 1401 McKinney, Suite 1650 Houston, Texas 77010 Fax Number (713) 289-5825

Administrative Agent	Address for Notice	
Bank of Texas, N.A.	Bank of Texas, N.A. Attention: Trudy W. Nelson, Senior Vice President 5 Houston Center 1401 McKinney, Suite 1650 Houston, Texas 77010 Fax Number (713) 289-5825	

COMPLIANCE CERTIFICATE

Pursuant to the Loan Agreement dated March 14, 2008, among TANDEM ENERGY CORPORATION, a Delaware corporation, and PER GULF COAST, INC., a Delaware corporation (collectively "Borrowers"); BANK OF TEXAS, N.A., as administrative agent ("Agent"); and BANK OF TEXAS, N.A., and all banks and financial institutions now or hereafter a party to this Loan Agreement (collectively "Banks"), as amended (the "Loan Agreement"), Borrowers have reviewed their activities for the fiscal quarter or month ended on ____________________, 200___ (the "Compliance Date"), and hereby represent and warrant to Agent and Banks that the information set forth below, calculated on a consolidated basis, is true and correct as of the Compliance Date (capitalized terms below have the meanings assigned in the Loan Agreement):

			Required	Actual
1.	Financial Covenants.			
(a)	Current Ratio (minimum) to be tested quarterly		1.0 to 1.0	_____ to 1.0
	Current assets	$__________		
	Availability on Revolving Loan	$__________		
	Current liabilities	$__________		

For the purpose of this calculation, "Current Ratio" is defined as the ratio of (i) Borrowers' current assets, plus availability on the Revolving Loan, divided by (ii) Borrowers' current liabilities (excluding current maturities of long-term debt); provided, however, that the mark-to-market values for hedging positions in accordance with FASB 133 shall be excluded from this calculation until such time as the gains or losses from the hedges are actually realized and the hedges expire.

			Required	Actual
(b)	Funded Debt to EBITDA Ratio (maximum) to be tested quarterly		3.0 to 1.0	_____ to 1.0
	Amount outstanding on Loans	$__________		
	Net income annualized	$__________		
	Income taxes annualized	$__________		
	Interest expense annualized	$__________		
	DD&A annualized	$__________		
	Gains or losses annualized	$__________		

For the purposes of this calculation, "Funded Debt to EBITDA Ratio" is defined as the ratio of (i) the total amount outstanding on the Loans, divided by (ii) the sum of Borrowers' most recent

EXHIBIT
B

quarter's net income annualized, plus income taxes for the same period annualized, plus interest expense on the Loans for the same period annualized, plus depletion, depreciation, amortization, and other non-cash charges for the same period annualized, minus gains from the sale of assets (or plus losses from the sale of assets) for the same period annualized; provided, however, that EBITDA from acquisitions may only be included in this covenant after Agent has reviewed and approved pro-forma financial statements demonstrating the effect of the acquisition.

2. Borrower hereby certifies to Agent and Banks that as of the Compliance Date:

❑ Schedule 1 attached to this Compliance Certificate sets forth a true and complete list of all existing ISDA Agreements and Hedge Transactions of Borrowers, the material terms thereof (including the type, term, effective date, termination date, and notional volumes and prices), the net mark-to-market value thereof, all credit support agreements relating thereto (including any margin required or supplied), and the counter-party to each such Hedge Transactions.

❑ As of the Compliance Date, Borrowers have no outstanding Hedge Transactions with any parties.

❑ As of Compliance Date, Borrowers have entered into no existing ISDA Agreements with any parties, other than Agent, Banks, or BOK, and there are no existing Hedge Transactions with any parties, other than Agent, Banks, or BOK.

3. The undersigned officers hereby certify on behalf of Borrowers that as of the Compliance Date (a) Borrowers are in compliance with all covenants of the Loan Agreement, and (b) as of the effective date of this compliance certificate and the date received by Agent, no Event of Default or event that would, with the lapse of time or giving of notice, or both, be an

EXHIBIT
B

Event of Default, has occurred. The Revolving Note and the Loan Agreement are acknowledged, ratified, confirmed, and agreed by Borrowers to be valid, subsisting, and binding obligations. Borrowers agree that there is no right to set off or defense to payment of the Revolving Note.

Dated ____________________, 200__.

TANDEM ENERGY CORPORATION

By: ______________________________
Name:
Title:

PER GULF COAST, INC.

By: ______________________________
Name:
Title:

224014.2 [January 7, 2009]

EXHIBIT
B